UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2025

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard
Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ADTN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Sixth Amendment to the Wells Fargo Credit Agreement

On September 16, 2025, ADTRAN Holdings, Inc. (the “Company”), the Company’s wholly-owned direct subsidiary, Adtran, Inc. (the “U.S. Borrower”), the Company’s non-wholly-owned direct subsidiary, Adtran Networks SE (the “German Borrower”), the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), entered into the Sixth Amendment and Consent to Credit Agreement (“Amendment No. 6”), which amends that certain Credit Agreement, dated as of July 18, 2022, by and among the Company, the U.S. Borrower, the Administrative Agent and the lenders party thereto (the “Original Wells Fargo Credit Agreement”), as amended by the First Amendment to the Wells Fargo Credit Agreement, dated August 9, 2023 (“Amendment No. 1”), the Second Amendment to the Wells Fargo Credit Agreement, dated January 16, 2024 (“Amendment No. 2”), the Third Amendment to the Wells Fargo Credit Agreement, dated March 12, 2024 (“Amendment No. 3”), the Fourth Amendment to the Wells Fargo Credit Agreement, dated June 4, 2024 (“Amendment No. 4”), and the Fifth Amendment to the Wells Fargo Credit Agreement, dated May 6, 2025 (“Amendment No. 5” and, collectively with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, the “Wells Fargo Credit Agreement Amendments”; and the Original Wells Fargo Credit Agreement, as amended by the Wells Fargo Credit Agreement Amendments, the “Amended Wells Fargo Credit Agreement”). Amendment No. 6, among other things, (i) provides for a consent from the lenders to the issuance by the Company of new unsecured convertible indebtedness in an amount not to exceed $230,000,000, notwithstanding the cap on the amount of Permitted Convertible Indebtedness (as defined in the Amended Wells Fargo Credit Agreement) the Company is permitted to incur, (ii) requires that the net cash proceeds of the new unsecured convertible indebtedness be used to (a) repay outstanding revolving credit loans under the Amended Wells Fargo Credit Agreement, (b) pay fees, costs, and expenses related to Amendment No. 6 and the issuance of the new unsecured convertible indebtedness (including, for the avoidance of doubt, payment of the premium for the capped call transactions described below) and (c) cash collateralize the obligations of the Company and its subsidiaries under the Amended Wells Fargo Credit Agreement (with such cash only being permitted to be withdrawn for the purpose of financing the purchase of additional outstanding shares of Equity Interests (as defined in the Amended Wells Fargo Credit Agreement) of the German Borrower that were not owned by the Company and its subsidiaries as of August 9, 2023 pursuant to Section 5, paragraph 1 of that certain Domination and Profit and Loss Transfer Agreement, between the Company, as the controlling company, and the German Borrower, which was executed on December 1, 2022 and became effective on January 16, 2023), and (iii) after the prepayment contemplated in the foregoing clause (ii)(a) and the provision of cash collateral contemplated in the foregoing clause (ii)(c), amends provisions governing the subline facility to provide that future prepayments in respect of borrowings under the subline facility will no longer permanently reduce the commitments in respect of the subline facility.

The above description of Amendment No. 6 is a summary and is not complete. A copy of Amendment No. 6 is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of Amendment No. 6 set forth in such Exhibit.

Item 8.01. Other Events.

Convertible Senior Notes Offering

On September 17, 2025, ADTRAN Holdings, Inc. (the “Company”) issued a press release announcing the pricing of its upsized offering (the “Offering”) of $175.0 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”), and the related grant to the initial purchasers of the Notes of an option to purchase up to an additional $26.25 million aggregate principal amount of the Notes in the Offering. The Notes will be sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on or about September 19, 2025, subject to customary closing conditions.

The Notes will be the Company’s senior, unsecured obligations and will be (i) equal in right of payment with the Company’s existing and future senior, unsecured indebtedness, (ii) senior in right of payment to the Company’s existing and future indebtedness, if any, that is expressly subordinated to the Notes, (iii) effectively subordinated to the Company’s existing and future secured indebtedness (including indebtedness under the Amended Wells Fargo Credit Agreement), to the extent of the value of the collateral securing such indebtedness, and (iv) structurally subordinated to all existing and future indebtedness and other liabilities, including trade payables, and (to the extent the Company is not a holder thereof) preferred equity, if any, of the Company’s subsidiaries.

The Notes will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act or any applicable state securities laws. The Company intends to use the net proceeds from the Offering to fund the cost of entering into capped call transactions as described below. Following such use, the Company intends to use the net proceeds from the Offering to repay approximately $152.8 million of the outstanding borrowings of Adtran, Inc. under the Amended Wells Fargo Credit Agreement and pay fees and expenses associated with Amendment No. 6. If the initial purchasers exercise their option to purchase additional Notes, then the Company intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions. Following such use, the Company intends to use the net proceeds from the offering of the additional Notes to repay additional borrowings of Adtran, Inc. under the Wells Fargo Credit Agreement and any remaining net proceeds will be used to cash collateralize the obligations of the

Company and its subsidiaries under the Wells Fargo Credit Agreement (with such cash only being permitted to be withdrawn for the purpose of financing the purchase of additional shares of Equity Interests (as defined in the Wells Fargo Credit Agreement) of Adtran Networks SE).

There can be no assurance that the issuance and sale of the Notes will be consummated. Additional details are discussed in the associated Launch Press Release and Pricing Press Release (each as defined below).

Capped Call Transactions

On September 16, 2025, in connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions with one of the initial purchasers or its affiliate and certain other financial institutions. The capped call transactions are expected generally to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions will initially be approximately $15.51 per share of the Company’s common stock, which represents a premium of approximately 75% over the last reported sale price of the Company’s common stock of $8.86 per share on September 16, 2025, and is subject to certain adjustments under the terms of the capped call transactions.

The capped call transactions are separate transactions, each between the Company and the applicable counterparty, and are not part of the terms of the Notes and will not affect any holder’s rights under the Notes. Holders of the Notes will not have any rights with respect to the capped call transactions.

The above description of the capped call transactions is a summary and is not complete. A copy of the form of the capped call confirmations is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the above summary is qualified by reference to the terms of the confirmations set forth in such Exhibit.

Launch Press Release

On September 15, 2025, the Company issued a press release announcing the commencement of the Offering (the “Launch Press Release”). A copy of the Launch Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Pricing Press Release

On September 17, 2025, the Company issued a press release announcing the upsize and pricing of the Notes in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act (the “Pricing Press Release”). A copy of the Pricing Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which the offer, solicitation or sale is unlawful. The Notes have not been and will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K, including the information and documents incorporated by reference herein, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. All statements contained in this press release other than statements of historical or current fact, including statements regarding our future operating results and financial position, our business strategy and plans and our objectives for future operations, are forward-looking statements. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “would,” “will,” “may,” “might,” “could,” “should,” “can,” “future,” “assume,” “plan,” “seek,” “predict,” “potential,” “objective,” “expect,” “target,” “project,” “outlook,” “forecast” and similar expressions identify forward-looking statements. We caution you that any forward-looking statements made by us or on our behalf are subject to uncertainties and other factors that could affect the accuracy of such statements. Forward-looking statements are based on management’s current expectations, as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future, they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. The risks that could affect our financial performance or could cause actual results to differ materially from those expressed or implied in our forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to: (i) risks related to our financial results and company success; (ii) risks related to our control environment; (iii) risks related to the telecommunications industry; (iv) risks related to the Company’s stock price; (v) risks related to the regulatory environments in which we do business; (vi) risks related to the capped call transactions described above, the offering and the Notes; and (vii) other risks set forth in the Company’s public filings made with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K/A for the year ended December 31, 2024 and its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2025. You should not rely upon forward-looking statements as predictions of future events.

We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, operating results and prospects.

Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make in this Current Report on Form 8-K. We cannot assure you that the results, events and circumstances reflected in the forward-looking statements will be achieved or occur. Actual results, events or circumstances could differ materially and adversely from those described or anticipated in the forward-looking statements.

You are further cautioned not to place undue reliance on these forward-looking statements made in this Current Report on Form 8-K because they speak only of our views as of the date that the statements were made. We undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Sixth Amendment and Consent to Credit Agreement, dated as of September 16, 2025
10.2	Form of Capped Call Confirmation
99.1	Launch Press Release of ADTRAN Holdings, Inc., dated September 15, 2025
99.2	Pricing Press Release of ADTRAN Holdings, Inc., dated September 17, 2025
104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN Holdings, Inc.

Date:	September 17, 2025	By:	/s/ Timothy Santo
Name: Timothy Santo Title: Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)